SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2004

                             Alpena Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

          Federal                         0-31957                38-3567362
------------------------------   -------------------------   ------------------
(State or other jurisdiction        (Commission File No.)      (IRS Employer
 of incorporation)                                          Identification No.)

100 S. Second Ave., Alpena, Michigan                              49707
------------------------------------                        ------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

    On November 12, 2004, Alpena Bancshares, Inc. (the "Registrant") issued a press release reporting that the Board of Directors of Alpena Bancshares, M.H.C. (the "MHC") has adopted a Plan of Conversion and Reorganization to convert the MHC to a capital stock corporation (the "Conversion"). The MHC owns approximately 56% of the outstanding common stock of the Registrant, which in turn owns 100% of the issued and outstanding shares of capital stock of First Federal of Northern Michigan, a federal savings bank. Upon consummation of the Conversion, the MHC will cease to exist and its shares of the Registrant's stock will be cancelled. Existing shares of the Registrant's common stock held by public stockholders will be exchanged for new shares of the Registrant, pursuant to an exchange ratio that has yet to be determined and will be based on an independent appraisal.

    A copy of the press release dated November 12, 2004, giving details associated with the Conversion is attached as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.            Description
                  -----------            -----------
                        99.1             Press release dated November 12, 2004

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ALPENA BANCSHARES, INC.


DATE:  November 17, 2004              By:      /s/ Michael W. Mahler
                                              --------------------------------
                                               Michael W. Mahler
                                               Chief Financial Officer

                                  EXHIBIT 99.1

                    PRESS RELEASE OF ALPENA BANCSHARES, INC.


                             Alpena Bancshares, Inc.
                               100 S. Second Ave.
                                Alpena, MI 49707
                                 (989) 356-9041



November 12, 2004

                                          FOR IMMEDIATE RELEASE
                           Contact:          Martin Thomson, President
                                             and Chief Executive Officer
                                             Alpena Bancshares, Inc.
                                             Tel (989) 356-9041



                        ALPENA BANCSHARES, INC. ANNOUNCES
                   ADOPTION OF PLAN TO CONVERT MUTUAL HOLDING
                              COMPANY TO STOCK FORM

    Alpena, Michigan - (November 12, 2004) Alpena Bancshares, Inc. (the "Company") announced that the Board of Directors of its mutual holding company, Alpena Bancshares, MHC (the "Mutual Holding Company"), has adopted a plan to convert the Mutual Holding Company to a capital stock corporation. The Mutual Holding Company is a federally chartered mutual holding company headquartered in Alpena, Michigan, and owns 920,000 shares, or approximately 56%, of the outstanding shares of common stock of the Company, which in turn owns 100% of the issued and outstanding shares of capital stock of First Federal of Northern Michigan, a federal savings bank. At September 30, 2004, the Company had total assets of $254.5 million.

    Upon conversion of the Mutual Holding Company, shares of the Company's common stock held by the public will be exchanged for shares of a new holding company that, after the completion of the conversion, will be the Bank's parent holding company. Additional shares of the new holding company, representing the ownership interest of the Mutual Holding Company, will be offered for sale to depositors of the Bank and to the public. As a part of the stock issuance, First Federal of Northern Michigan intends to establish a charitable foundation and to fund the foundation with shares of the new holding company's common stock and cash.


    The conversion is subject to approval of the Office of Thrift
Supervision as well as the approval of the Mutual Holding Company's members and the Company's stockholders. Proxy materials setting forth detailed information relating to the conversion and the offering will be sent to the members of the Mutual Holding Company and stockholders of the Company for their consideration. The offering will be made only by means of a prospectus in accordance with federal law and all applicable state securities laws; this press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The conversion and the offering are expected to be completed in the second quarter of 2005.

    First Federal of Northern Michigan's normal business operations will continue without interruption during the stock offering process. The transaction will not affect the existing terms and conditions of deposit accounts and loans with First Federal. Deposit accounts will continue to be insured by the FDIC to the fullest extent permitted by law.

    This news release contains certain forward-looking statements, which are subject to risks and uncertainties. A number of factors could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed from time to time with the Securities and Exchange Commission, including the Company's Form 10-KSB for the year ended December 31, 2003, describe some of these factors. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

This press release is not an offer to sell or the solicitation of an offer to buy the common stock, which is made only pursuant to a prospectus, nor shall there be any sale of common stock in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such state.


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                                      (End)